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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 4, 2006

                        Baldwin Technology Company, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         1-9334                                            13-3258160
(Commission File Number)                       (IRS Employer Identification No.)

   Two Trap Falls Road, Suite 402, CT                                    06484
(Address of Principal Executive Offices)                              (Zip Code)

                                  203-402-1000
              (Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On October 4, 2006, Baldwin Technology Company, Inc. (the "Company") signed a stock purchase agreement to acquire all of the outstanding shares of capital stock of MTC Trading Company, MTC is a holding company, the principal subsidiary of which is Oxy-Dry Corporation, a producer of accessories and controls for the printing industry.

The terms and conditions of the agreement are set forth in the Stock Purchase Agreement filed as Exhibit 10.1 to this Form 8-K.

Details of this announcement are contained in the press release of the Company dated October 4, 2006, and filed with this Current Report on Form 8-K as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits

          10.1 Stock Purchase Agreement by and among Baldwin Technology Company, Inc. and Stockholders of MTC Trading Company dated October 4, 2006 (filed herewith).

          99.1 Press release entitled "Baldwin to Acquire Oxy-Dry" dated October 4, 2006 (filed herewith).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BALDWIN TECHNOLOGY COMPANY, INC.
                                           (Registrant)


                                        By: /s/ Leon Richards
                                            ------------------------------------
                                        Name: Leon Richards
                                        Title: Controller (Chief Accounting
                                               Officer)

Dated: October 5, 2006


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